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                                                                  EXHIBIT 23.1.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Heftel Broadcasting Corporation on Form S-3 of our report dated March 1, 1994, on the financial statements of Viva America Media Group incorporated by reference in the Prospectus, which is a part of such Registration Statement, and to the reference under the heading "Experts" in such Prospectus.

                                            /s/ DELOITTE & TOUCHE LLP
                                            Deloitte & Touche LLP
Miami, Florida
October 11, 1996